UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported):

                                February 2, 2004


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                                    KSW, INC.
                                    ---------
             (Exact name of registrant as specified in its charter)





   Delaware                           0-27290                     11-3191686
   --------                           -------                     ----------
(State or other               (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)


               37-16 23rd Street, Long Island City, New York 11101
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                    (Address of principal executive offices)


                                 (718) 361-6500
                                 --------------
               Registrant's telephone number, including area code

Item 9.    Regulation FD Disclosure.

           The information furnished pursuant to Item 12, "Results of Operations and Financial Condition", is incorporated herein by reference.

Item 12.   Results of Operations and Financial Condition.

           On February 2, 2004, KSW, Inc. issued a press release regarding its intent to restate previously reported revenues and cost of revenues (but not gross profit, operating income, net income (loss) or earnings (loss) per share) for the year ended 2002 and the nine months ended September 30, 2003, including for their respective interim periods. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).








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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                KSW, Inc,

                                By: /s/ Richard Lucas
                                    --------------------------------------
                                    Name: Richard Lucas
                                    Title: Chief Financial Officer


Date: February 2, 2004





















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
                                INDEX TO EXHIBITS


Exhibit Number                          Description
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    99.1                   Press release dated February 2, 2004.























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